Summary Prospectus February 28, 2013, as supplemented July 1, 2013

ING Multi-Manager International Equity Fund (formerly, ING International Growth Fund)

Class / Ticker	I/IIGIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. For free paper or electronic copies of the Prospectus and other Fund information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.INGFunds.com/literature; email a request to Literature_request@INGFunds.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The Fund’s Prospectus and Statement of Additional Information, each dated February 28, 2013, as supplemented, and the audited financial statements on pages 20-48 of the Fund’s shareholder report dated October 31, 2012 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
I	None	None
Annual Fund Operating Expenses Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.75%
Distribution and Service (12b-1) Fee	None
Administrative Services Fee	0.10%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	1.02%
Waivers and Reimbursements[1]	(0.03)%
Total Annual Fund Operating Expenses after Waivers and Reimbursements	0.99%

1	The adviser is contractually obligated to limit expenses to 0.99% for Class I shares, through March 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	Sold or Held	$101	322	560	1,245

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

On or about July 1, 2013, J.P.Morgan Investment Management Inc. (“JPMorgan”) and Lazard Asset Management LLC (“Lazard”) were added as additional sub-advisers to the Fund. Prior to July 1, 2013, Baillie Gifford Overseas Limited (“Baillie Gifford”) managed approximately 60% of the Fund’s assets and T. Rowe Price Associates, Inc. (“T. Rowe Price”) managed approximately 40% of the Fund’s assets. From the opening of business on June 17, 2013 through the close of business on June 30, 2013, the Fund was in a “transition period” during which time a transition manager sold a portion of the Fund’s assets previously managed by Baillie Gifford and T. Rowe Price which resulted in buy and sell transactions. These transactions likely caused an increase in the Fund’s portfolio turnover rate. These transactions could have resulted in the realization of taxable gains or losses for the Fund. In addition, these transactions will result in transaction costs which will ultimately be borne by shareholders.

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PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund invests at least 65% of its assets in equity securities of companies organized under the laws of, or with principal offices located in, a number of different countries outside of the United States, including companies in countries in emerging markets. The Fund does not focus its investments in a particular industry or country. The Fund may invest in companies of any market capitalization. The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks, depositary receipts, rights and warrants to buy common stocks, and privately placed securities. The Fund may invest in derivative instruments including options, futures, and forward foreign currency exchange contracts. The Fund may typically use derivatives to seek to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying assets, for cash management, and/or to seek to enhance returns in the Fund.

The Fund invests its assets in foreign investments which are denominated in U.S. dollars, major reserve currencies and currencies of other countries and can be affected by fluctuations in exchange rates. To attempt to protect against adverse changes in currency exchange rates, the Fund may, but will not necessarily use special techniques such as forward foreign currency exchange contracts.

The Fund may invest in other investment companies, including exchange traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

Baillie Gifford Overseas Limited, J.P.Morgan Investment Management Inc., Lazard Asset Management LLC, and T. Rowe Price Associates, Inc. (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodologies for selecting investments. ING Investments, LLC, the Fund’s investment adviser, will determine the amount of Fund assets allocated to each Sub-Adviser.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Baillie Gifford Overseas Limited

In selecting investments for the Fund, Baillie Gifford normally takes into account the industry and country allocations in the MSCI - Europe, Australasia, and Far East® Index. A significant part of the assets will normally be divided among continental Europe, the United Kingdom, and Asia (including Australia and New Zealand). Country allocation, however, is driven by stock selection. Baillie Gifford invests in companies that it believes are well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplace. Baillie Gifford’s investment style primarily uses a bottom-up, stock-driven approach, with the objective of selecting stocks that it believes can sustain an above-average growth rate, which is not reflected in the share price.

Companies are screened for quality first; valuation is a secondary consideration. Baillie Gifford looks for companies that it believes have attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors that Baillie Gifford considers in this bottom-up analysis include earnings growth, cash flow growth, profitability, capital structure, and valuation.

J.P.Morgan Investment Management Inc.

In choosing securities, JPMorgan seeks to provide high total return by investing primarily in equity securities from developed countries included in the MSCI EAFE Value Index while emphasizing securities that are ranked as undervalued according to its proprietary research while underweighting or avoiding those that appear over-valued. JPMorgan employs a process that combines fundamental research for identifying portfolio securities and currency management decisions. Various models are used to quantify JPMorgan’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. JPMorgan then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including: (i) value characteristics such as low price-to-book and price-to-earnings ratios; (ii) catalysts that could trigger a change in a stock’s price; (iii) potential reward compared to potential risk; and (iv) temporary mispricings caused by market overreactions.

Lazard Asset Management LLC

In choosing securities, Lazard normally invests in large non-U.S. companies with market capitalizations in the range of companies included in the MSCI EAFE® Index that Lazard believes are undervalued based on their earnings, cash flow or asset values. Lazard looks for established companies in economically developed countries and may invest in securities of companies whose principal business activities are located in emerging market countries.

T. Rowe Price Associates, Inc.

While T. Rowe Price invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of T. Rowe Price’s decision making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

Stock selection reflects a growth style. T. Rowe Price relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies it believes are capable of achieving and sustaining above-average, long-term earnings growth. T. Rowe Price seeks to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

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In selecting investments, T. Rowe Price generally favors companies that it believes have one or more of the following characteristics: leading or improving market position; attractive business niche; attractive or improving franchise or industry position; seasoned management; stable or improving earnings and/or cash flow; and sound or improving balance sheet.

T. Rowe Price typically focuses investments in large-sized, and to a lesser extent, medium-sized, companies.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Growth Investing   Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.

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Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Value Investing   Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the Fund’s performance for the first full calendar year of operations and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class I shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Calendar Year Total Returns Class I (as of December 31 of each year)

Best quarter: 1st 2012, 13.75% and Worst quarter: 2nd 2012, (6.76)%

Average Annual Total Returns%[1] (for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I before taxes	%	20.37	2.76	N/A	01/06/11
After tax on distributions	%	20.18	2.56	N/A	—
After tax on distributions with sale	%	13.73	2.41	N/A	—
MSCI EAFE® Index[2]	%	17.32	1.83	N/A	—
MSCI ACW IndexSM Ex-U.S.[2]	%	16.83	0.62	N/A	—

1	On or about July 1, 2013, Lazard and JPMorgan were added as additional sub-advisers to the Fund along with changes to the Fund’s name and principal investment strategies.
2	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

Investment Adviser
ING Investments, LLC

Sub-Adviser	Baillie Gifford Overseas Limited

Portfolio Managers
Gerard Callahan	Iain Campbell
Portfolio Manager (since 1/11)	Portfolio Manager (since 1/11)
Joe Faraday	Paul Faulkner
Portfolio Manager (since 1/11)	Portfolio Manager (since 1/11)

Sub-Adviser	J.P.Morgan Investment Management Inc.

Portfolio Manager
Gerd Woort-Menker
Portfolio Manager (since 7/13)

Sub-Adviser	Lazard Asset Management LLC

Portfolio Managers
Michael A. Bennett	Michael G. Fry
Portfolio Manager (since 7/13)	Portfolio Manager (since 7/13)
Kevin Matthews	Michael Powers
Portfolio Manager (since 7/13)	Portfolio Manager (since 7/13)
John R. Reinsberg
Portfolio Manager (since 7/13)

Sub-Adviser	T. Rowe Price Associates, Inc.

Portfolio Manager
Robert W. Smith
Portfolio Manager (since 1/11)

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PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	I
Non-retirement accounts	$250,000
Retirement accounts	$250,000
Certain omnibus accounts	$—
Pre-Authorized Investment Plan	$—

There are no minimums for additional investments.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SPRO-472499 (0713-070113)